UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
December 8, 2005

PINNACLE AIRLINES CORP.

(Exact Name of Registrant as Specified in Charter)

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)
Delaware	001-31898	03-0376558

(Address of principal executive offices)	(Zip Code)
1689 Nonconnah Blvd, Suite 111 Memphis, TN	38132

Registrant’s telephone number, including area code
(901) 348-4100

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Ex-99.1 Power Point Slides
Ex-99.2 GAAP to Non-GAAP Reconciliation

Item 7.01 Regulation FD Disclosure.
Pinnacle Airlines Corp. (the “Company”) made a presentation at the Calyon Securities U.S. Airlines Conference on December 8, 2005. The PowerPoint slide presentation used during the Company’s presentation is furnished as Exhibit 99.1. A reconciliation of GAAP to non-GAAP disclosures is included as Exhibit 99.2.
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits:

Exhibit
Number	Description

99.1	Power Point Slides
99.2	GAAP to Non-GAAP Reconciliation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PINNACLE AIRLINES CORP. (Registrant)
By:	/s/ Peter D. Hunt
Peter D. Hunt
Vice President and Chief Financial Officer

December 14, 2005

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Power Point Slides
99.2	GAAP to Non-GAAP Reconciliation